UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2011

AMHN, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-16731	87-0233535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10611 N. Hayden Rd., Suite D106, Scottsdale, AZ  85260
(Address of principal executive offices and Zip Code)

(888) 245-4168
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

TABLE OF CONTENTS

Page

Section 1 – Registrant's Business and Operations

Item 1.01	Entry into a Material Definitive Agreement	3

Item 1.02	Termination of a Material Definitive Agreement	4

Section 2 – Financial Information

Item 2.01	Completion of Acquisition or Disposition of Assets	4

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	4

Section 8 – Other Events

Item 8.01	Other Events	5

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits	5

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Consulting Agreement with Back Office Consultants, Inc.

On February 15, 2011, AMHN, Inc. ("AMHN" or the "Company") entered into a Consulting Agreement with Back Office Consultants, Inc. ("Back Office") pursuant to which Back Office has agreed to provide accounting and corporate compliance services to the Company for a monthly fee of $7,000.  The one-year agreement has an effective date as of January 1, 2011.  (See Exhibit 10.08, Consulting Agreement, attached hereto and incorporated herein by reference.)

Settlement of Secured Promissory Note to Seatac Digital Resources, Inc.

As previously reported, AMHN acquired 100% of the issued and outstanding shares of Spectrum Health Network, Inc., a Delaware corporation ("Spectrum") on June 11, 2010 in exchange for the issuance of an aggregate of 500,000 shares of AMHN's Common Stock. As a result of this transaction Spectrum became a wholly owned subsidiary of the Company.  Since the closing date of the Spectrum acquisition, one of the Company’s former majority shareholders Seatac Digital Resources, Inc., a Delaware corporation ("Seatac") advanced approximately $487,532 to AMHN specifically to address the Company’s payables (the “Advances”).  Thereafter, the Company and Seatac entered into a Note Purchase Agreement and issued a Secured Demand Promissory Note dated December 16, 2010 in the principal amount of $487,532 for repayment of the Advances and any future advances made by Seatac (the "Note"). The Note was subsequently amended to cover additional advances bringing the total principal amount due under the Note to $543,541.39.  As security for the Company’s obligations under the Note Purchase Agreement and Note, the Company pledged all of the capital stock of Spectrum pursuant to the terms of a Stock Pledge and Escrow Agreement dated December 16, 2010.  Repayment of the Note was guaranteed by Spectrum and secured by a blanket lien encumbering the assets of Spectrum.

Seatac recently notified the Company that it intends to make demand for payment under the Note; however, the Company is unable to pay the Note.  In an effort to satisfy the Note in full, Seatac and the Company:

1)          Acknowledged that the Company and Spectrum  are unable to pay the aggregated principal and interest of $547,155.30 due to Seatac under the Note which is secured by a first priority security interest in all of the assets of the Company and Spectrum;

2)          Sent joint instruction to the escrow agent, pursuant to which the escrow agent transferred the stock certificate representing all of the outstanding shares of Spectrum being held in escrow to Seatac.

3)          Entered into a trademark assignment to transfer all rights, title and interest in the mark "Spectrum Health Network, Inc." and the goodwill associated with that mark.

4)          Entered into an Exclusive Licensing, Distribution and Advertising Sales Agreement wherein Seatac and Spectrum licensed the Company to sell subscriptions to and advertising spots on the Spectrum digital-media network, as more fully described below.

(See Exhibit 10.09, Agreement, Acknowledgment and Consent between the Company and Seatac, Exhibit 10.10, Joint Direction to Release Pledged Interests from Escrow, and Exhibit 10.11, Trademark Assignment and Agreement, which exhibits are attached hereto and incorporated herein by reference.)

Exclusive Licensing, Distribution and Advertising Sales Agreement

On February 15, 2011, Spectrum and Seatac entered into an Exclusive Licensing, Distribution and Advertising Sales Agreement with the Company (the "Agreement").  Under the terms of the three-year renewable Agreement, the Company was granted a license to promote, distribute and sell certain products developed and sold by Spectrum relative to its digital media network in the southeastern United States.  The Agreement relates to all current and future Spectrum products and/or services developed by Spectrum, specifically services pertaining to the digital signage waiting room network built for the multispecialty group practice and independent physician associations ("IPAs") including (i) network subscriptions sold to multispecialty group practices and IPAs for software, hardware and content developed for and distributed by Spectrum, and (ii) advertising spots on Spectrum's network.  The Company may earn up to thirty percent (30%) of fees paid for subscriptions and advertising spots. (See Exhibit 10.12, Exclusive Licensing, Distribution and Advertising Sales Agreement, attached hereto and incorporated herein by reference.)

ITEM 1.02	TERMINATION OF MATERIAL DEFINITIVE AGREEMENT

Information called for by this item is contained in Item 1.01 above in Settlement of Secured Promissory Note to Seatac Digital Resources, Inc., which item is incorporated herein by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Information called for by this item is contained in Item 1.01 above in Settlement of Secured Promissory Note to Seatac Digital Resources, Inc., which item is incorporated herein by reference.

ITEM 5.02	DEPARTMENT OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Change in Officers and Directors

In conjunction with the settlement of the Note to Seatac, and immediately after the transfer of the outstanding shares of Spectrum to Seatac, the Company's sole officer and director resigned.  Upon his resignation, the majority shareholder owning 53.7% of the Company's 16,575,209 outstanding shares, elected
Jeffrey D. Howes as the Company's sole officer and director to serve until the next annual meeting of shareholders or until his earlier termination or resignation.  Mr. Howes' business experience follows.

Since 2007, Mr. Howes has served as managing partner of Develo Financial Group, LLC, an investment banking firm he founded in March 2002.  Mr. Howes also serves as a partner in Sivilian, LLC, a firm that represents corporate clients in healthcare, financial services, technology, consumer products and commercial and real estate development opportunities.  Mr. Howes is a licensed securities representative with Series 7, 26 and 66 registrations.  From 1989 to 1999, Mr. Howes served as Chairman of the Board and President of American Wireless Systems, Inc., a wireless cable television company he co-founded.  The entity went public in 1993 and was sold, along with its affiliated entities, in 1996 for $95 million.  Thereafter, Mr. Howes acquired a struggling division of a public company involved in manufacturing for the motorsports industry.  Mr. Howes completed a successful turnaround and sold the company in 1999, repeating this success story with another company that served as an Internet portal for automotive and motorsport enthusiasts.  Prior to his entrepreneurial efforts, Mr. Howes' business experience included insurance production with Connecticut Mutual Life Insurance Company and Penn Mutual Life Insurance Company; corporate finance origination, venture capital placements and mergers/acquisitions with Diehl, Brown & Associates; and corporate finance for Fitzgerald, DeArmann, and Roberts, a national investment banking firm.

ITEM 8.01	OTHER EVENTS

Coincident with the transactions outlined herein, the Company relocated its corporate offices to 10611 N. Hayden Rd., Suite D106, Scottsdale, Arizona  85260 and will file documentation with the Arizona Department of State to authorize the Company to conduct business in the State of Arizona.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements:

None.

(b)           Pro Forma Financial Information:

None.

(c)           Shell Company Transactions:

None.

(d)           Exhibits:

Exh. No.	Date	Document

10.01	December 16, 2010	Note Purchase Agreement(1)
10.02	December 16, 2010	Secured Promissory Note to Seatac Digital Resources(1)
10.03	December 16, 2010	Stock Pledge and Escrow Agreement by and between the Company and Seatac Digital Resources, Inc. (1)
10.04	December 16, 2010	Security Agreement by and between the Company and Seatac Digital Resources, Inc. (1)
10.05	December 16, 2010	Guarantor Security Agreement by and between Spectrum Health Network, Inc. and Seatac Digital Resources, Inc. (1)
10.06	December 16, 2010	Guaranty Agreement by and between Spectrum Health Network, Inc. and Seatac Digital Resources, Inc. (1)
10.07	December 16, 2010	Assignment of IP Security Interest(1)
10.08	February 15, 2011	Consulting Agreement with Back Office Consultants, Inc.*
10.09	February 15, 2011	Agreement, Acknowledgment and Consent between the Company and Seatac*
10.10	February 15, 2011	Joint Direction to Release Pledged Interests from Escrow*
10.11	February 15, 2011	Trademark Assignment and Agreement*
10.12	February 15, 2011	Exclusive Licensing, Distribution and Advertising Sales Agreement*
10.13	February 15, 2011	Resignation of Robert Cambridge*
____________________________
 * Filed herewith.
(1) Filed as an exhibit to the Company's Current Report on Form 8-K filed with the Commission on December 22, 2011.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2011	AMHN, INC.

	By:	/s/ Jeffrey D. Howes
Jeffrey D. Howes
Chief Executive Officer